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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003.

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2003.

LONGLEAF PARTNERS FUNDS SM

SEMI-ANNUAL REPORT

at June 30, 2003

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	4
Performance History and Portfolio Summary	5
Portfolio of Investments	6

Longleaf Partners International Fund (International Fund)
Management Discussion	9
Performance History and Portfolio Summary	11
Portfolio of Investments	12

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	16
Performance History and Portfolio Summary	17
Portfolio of Investments	18
Financial Statements and Footnotes	20
Financial Highlights	32
Service Directory	35

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

We are very pleased to report that each of the Longleaf Funds exceeded our annual absolute return goal of inflation plus ten percent in just a three month period of time. Each Fund also outperformed its respective benchmark in both the quarter and for the year-to-date.

Performance for period ending 6/30/03

	Quarter	YTD

Partners Fund	16.7%	15.5%
S&P 500	15.4	11.8

International Fund	30.7	15.3
EAFE	19.3	9.5

Small-Cap	26.5	20.2
RUSSELL 2000	23.4	17.9

Inflation plus 10%	2.2	6.6

Returns of this magnitude are not normal. In fact, the second quarter was the best quarter ever posted by both the International and Small-Cap Funds. We caution you not to increase your expectations based on these numbers. Our goal remains inflation plus ten percent.

Longleaf’s four previous quarterly reports each described an important aspect of our investment discipline.

•	Appraisals serve as the anchor to our investment decisions.

•	A company is expected to qualify for investment both quantitatively by selling substantially below its intrinsic value, and qualitatively by having an above-average business and management team.

•	Temporary price declines allow us to increase positions at a lower cost.

•	Investor fear and panic create the opportunity to own higher quality businesses with growing values at lower prices.

These principles helped guide us through the bear market. The inverse of these last two points came into play in the last three months of rising prices.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

The appraised values of most of our holdings held steady or grew in the quarter while stock prices appreciated dramatically. The price-to-value ratio of each Fund, therefore, increased substantially over the last three months. All three Funds sell for slightly above their historic averages. As is common when P/V’s exceed the long-term norm, we are having some difficulty finding new investments that qualify both quantitatively and qualitatively, with price being the primary obstacle.

Because we have scaled back some of our investments as their prices have risen, and we have sold a few businesses that reached appraisal, cash levels are higher. Our liquidity will allow us to take advantage of future opportunities that we find. Rather than risk our capital or our partners’ by paying too high of a price, we prefer to wait for a qualifying company with a wide margin of safety, even considering the low rate we earn on our cash in the interim.

We thank our partners for their confidence in Longleaf as prices diverged greatly from values through the last year of the bear market, and we gladly report that your patience was rewarded over the last three months. We hope that each of you has an enjoyable summer.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund rose 16.7% in the quarter and 15.5% for the six months ended June 30, 2003. The Fund outperformed the S&P 500 returns of 15.4% and 11.8%, respectively, for the same periods and it exceeded our annual absolute goal of inflation plus ten percent in a single quarter. As we cautioned in the front of this report, the results of the last three months should not raise our partners’ expectations. Unfortunately, we do not expect to extrapolate the quarter’s return.

All of the stocks in the portfolio rose during the quarter. The largest contributor to performance was Level 3 Communications. In June we converted our bonds into equity, receiving additional shares to compensate for the interest payments we were giving up. The company strengthened its financial position when we agreed to convert and take the net present value of those future interest payments. This stronger balance sheet further improves the quality of the equity which we now own. Because our investment in Level 3 has been extremely successful in the twelve months since we did the private placement, the company is the Fund’s largest holding.

Not surprisingly, some of our most undervalued businesses had the strongest rallies during the quarter. For example, Vivendi rose over 30%. The entertainment assets have received higher interest than expected from outside bidders. The board is currently reviewing the offers.

During the quarter we did not uncover any new investment opportunities, and those we had been considering moved above our price limits. We scaled back our Comcast position when the stock, which we had overweighted, rose significantly. We sold Allied Waste which was less than half a percent of the portfolio.

The Fund is selling for approximately 70% of our collective appraisals of the businesses we own. While this is a meaningful increase from several months ago, the price-to-value ratio is close to the long-term average. We believe that the overall quality of the businesses we own is excellent. As a result, we expect Longleaf Partners Fund to benefit from value growth as well as from the discounted prices that we have paid.

Partners Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2003

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	15.47%	6.55%	11.84%
One Year	7.59	12.11	0.32
Five Years	6.85	12.42	(1.62)
Ten Years	14.78	12.44	10.03

In prior reports, the Partners Fund has also shown the Value Line Geometric Index (“VLG”). Going forward, the Partners Fund will show inflation plus 10% and its required broad-based securities index, the S&P 500, in order to encourage focus on absolute rather than relative returns. The VLG’s performance for the year-to-date, one, five and ten year periods ended 6/30/03 is 13.31%, (7.79)%, (8.90)% and 0.72%, respectively.

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 32.2% of Net Assets)

Level 3 Communications, Inc. (LVLT)	8.9%
Provides telecommunication and information services, including local, long distance, data transmission, and Internet services.

The Walt Disney Corporation (DIS)	6.3%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	5.8%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Vivendi Universal SA (V)	5.6%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

Comcast Corporation (CMCSK and CMCSA)	5.6%
Largest broadband cable operator in the U.S. with over 21 million subscribers.

PORTFOLIO CHANGES

January 1, 2003 through June 30, 2003

Eliminations
New Holdings

Automatic Data Processing, Inc. Diageo plc Koninklijke (Royal) Philips Electronics N.V. Koninklijke (Royal) Philips Electronics N.V. ADR Level 3 Communications, Inc. (from Note conversion)	Allied Waste Industries, Inc. Level 3 Communications, Inc. Notes (converted to stock) Plum Creek Timber Company, Inc.

Partners Fund - PORTFOLIO OF INVESTMENTS

at June 30, 2003 (Unaudited)

Shares			Value

Common Stock 91.3%
		Beverages 3.0%
16,832,505		Diageo plc (Foreign)	$179,713,379
		Broadcasting and Cable 10.4%
1,668,996	*	Comcast Corporation – Class A	50,370,299
9,978,000	*	Comcast Corporation – Class A Special	287,665,740
22,328,400	*	General Motors Corporation – Class H	286,026,804

			624,062,843

		Data Processing 2.7%
4,781,700		Automatic Data Processing, Inc.	161,908,362
		Entertainment 6.3%
19,046,000		The Walt Disney Corporation	376,158,500
		Environmental Services 4.0%
10,161,100		Waste Management, Inc.(d)	244,780,899
		Lodging 8.5%
18,050,700		Hilton Hotels Corporation	230,868,453
7,360,000		Marriott International, Inc.	282,771,200

			513,639,653

		Multi-Industry 8.6%
5,000,000		General Motors Corporation	180,000,000
14,386,570	*	Vivendi Universal SA (Foreign)(c)	261,859,364
4,141,900	*	Vivendi Universal SA ADR (Foreign)	76,376,636

			518,236,000

		Natural Resources 6.9%
10,257,000	*	Pioneer Natural Resources Company(b)	267,707,700
4,350,000		Rayonier Inc.(b)	143,550,000

			411,257,700

		Property & Casualty Insurance 8.3%
12,057,000		Aon Corporation	290,332,560
61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	206,245,596

			496,578,156

		Publishing 3.4%
2,973,300		Knight Ridder, Inc.	204,949,569
		Real Estate 2.5%
13,284,900		Trizec Properties, Inc.(b)	151,049,313

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2003 (Unaudited)

Shares			Value

		Restaurants 4.9%
9,880,000	*	Yum! Brands, Inc.	$292,052,800
		Technology 4.1%
11,563,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	219,894,189
1,531,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	29,275,851

			249,170,040

		Telecommunications 11.9%
81,029,000	*	Level 3 Communications, Inc.(b)	538,032,560
3,598,500		Telephone and Data Systems, Inc.	178,845,450

			716,878,010

		Transportation 5.8%
5,615,000		FedEx Corporation(c)	348,298,450

		Total Common Stocks (Cost $4,683,391,194)	5,488,733,674

Principal
Amount

Short-Term Obligations 8.5%
162,887,000	Repurchase Agreement with State Street Bank, 0.40% due 7-1-03, Repurchase price $162,888,810 (Collateralized by U.S. government agency securities)	162,887,000
350,000,000	U.S. Treasury Bills, 0.89%-0.93% due 7-3-03 to 7-10-03	349,956,778

		512,843,778

Total Investments (Cost $5,196,234,972)(a)	99.8%	6,001,577,452
Other Assets and Liabilities, Net	0.2	12,466,510

Net Assets	100.0%	$6,014,043,962

Net asset value per share		$25.68

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $1,191,058,367 and $(385,715,887), respectively.
(b)	Affiliated Company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.
(d)	See Note 11.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 16% of net assets.

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2003 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

223,750,000	Euro 12-19-03	$255,735,329	$(1,058,604)
11,000,000,000	Japanese Yen 9-22-03	91,864,686	400,938
14,600,000,000	Japanese Yen 12-19-03	122,270,820	2,568,855

		$469,870,835	$1,911,189

See Notes to Financial Statements.

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund gained 30.7% in the second quarter compared to a 19.3% return from the EAFE Index. The Fund’s return for the first half of 2003 was 15.3% versus 9.5% for the EAFE Index. Almost every stock in the portfolio advanced during the best quarter in the Fund’s history. This performance partly reflected the worldwide post-war equity recovery, but primarily resulted from an extraordinary number of good things at specific holdings.

Fairfax Financial contributed the most to performance. The stock nearly tripled after demonstrating improved operating performance and exceptional investment returns during the first quarter. These results allowed CEO Prem Watsa to strengthen his balance sheet while continuing to take advantage of a hard insurance market. BIL International almost doubled after it successfully acquired London’s Thistle Hotels at an attractive price. Strong operating results at telecom subsidiary Cegetel and high interest in its US entertainment auction drove Vivendi’s performance. Shaw Communications’ performance reflected continued double-digit profit growth combined with strong free cash flow generation. Renault and Fiat benefited from a global recovery in auto stocks that followed the end of formal hostilities in Iraq.

We sold three holdings during the quarter: Amdocs, Sompo and Fiat. Each sale illustrated one of the three components of our sell discipline. We sell when a security reaches fair value (Amdocs), when we can meaningfully upgrade the portfolio’s quality (Sompo), and when we have changed our qualitative assessment of the business (Fiat).

Amdocs, a dominant telecom billing software provider, was the second largest contributor to the Fund’s quarterly results. We added to our Amdocs position as the common stock declined to its lows in the third quarter of 2002, when we, the company and insiders were the major buyers. After Amdocs won a number of competitive contracts, Wall Street’s view changed, and the common stock more than tripled. We sold our position when the shares approached and traded through our appraisal.

The sale of Sompo funded our purchase of Millea, Japan’s largest and strongly-capitalized non-life insurer. A number of technical issues, including forced selling by pension funds and extraordinary pessimism towards Japanese equities, created what may prove to be a one-time chance to buy one of Japan’s bluest chips at a knockdown price. We like Sompo, but we like Millea more at the right price.

We sold Fiat because the business changed and our value declined. We thought that Fiat’s CEO, Paolo Fresco, would exit the automotive business and concentrate on Fiat’s higher quality insurance and manufacturing businesses. Instead,

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

Fiat fired Fresco, sold its non-auto assets, and recapitalized its car company. Along the way, Fiat lost several billion euros and issued equity twice. Our appraisal declined, but, more importantly, Fiat’s risk profile changed. The stock may work well from this level, but only as a high-risk automotive turnaround.

The only bad news about the quarter is that much of our good news is reflected in current prices. At 61%, our price-to-value ratio remains attractive, and we own a number of undervalued businesses. It has become far harder, however, to find new qualifying investments. We do not consciously try to build up cash balances, but we will not force money into marginal names.

In closing, we reiterate our thanks for your patience during the last year. Despite disappointing performance, the Fund experienced net inflows over the past several quarters. These inflows allowed us to buy more good companies at lower prices and directly contributed to this quarter’s returns.

International Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2003

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	15.25%	6.55%	9.47%
One Year	(1.88)	12.11	(6.46)
Since Public Offering 10/26/98	13.58	12.70	(3.15)

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 37.5% of Net Assets)

Vivendi Universal SA (V)	8.8%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

Shaw Communications Inc. (SJR)	8.4%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Fairfax Financial Holdings Limited (FFH)	7.9%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

The NipponKoa Insurance Company, Ltd.	7.1%
Japanese provider of both non-life (property/casualty) and life insurance services.

Yum! Brands, Inc. (YUM)	5.3%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains with a significant and growing presence in the Far East.

PORTFOLIO CHANGES

January 1, 2003 through June 30, 2003

New Holdings	Eliminations

Millea Holdings, Inc.	Amdocs Limited Fiat S.p.A. Fiat Warrants The Fuji Fire and Marine Insurance Company, Ltd. Sompo Japan Insurance Inc.

International Fund - PORTFOLIO OF INVESTMENTS

at June 30, 2003 (Unaudited)

Shares			Value

Common Stock 89.3%
		Automobiles 4.8%
1,224,000		Renault SA (France)(c)	$64,714,010
		Broadcasting and Cable 20.9%
2,380,018		The News Corporation Limited (Australia)	17,876,871
1,385,000		The News Corporation Limited ADR (Australia)	41,923,950
2,172,300		Nippon Broadcasting System, Inc. (Japan)(b)(c)	54,997,227
8,499,700		Shaw Communications Inc. – Class B (Canada)	114,320,965
79,082	*	SKY Perfect Communications Inc. (Japan)(c)	54,071,474

			283,190,487

		Food 4.2%
9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(c)	56,853,991
		Multi-Industry 15.2%
127,134,000	*	BIL International Limited (Singapore)(b)(c)	58,477,308
1,167,900		Brascan Corporation (Canada)	28,578,654
6,315,000	*	Vivendi Universal SA (France)(c)	114,943,443
209,000	*	Vivendi Universal SA ADR (France)	3,853,960

			205,853,365

		Natural Resources 0.4%
3,349,996	*	Gendis Inc. (Canada)(b)(d)	5,522,513
		Property & Casualty Insurance 19.5%
712,700		Fairfax Financial Holdings Limited (Canada)(c)	107,523,918
7,955		Millea Holdings, Inc. (Japan)	60,817,739
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(c)	96,316,302

			264,657,959

		Publishing 3.6%
4,507,000		Hollinger International Inc. (United Kingdom)	48,540,390
		Real Estate 2.7%
3,195,000		Trizec Properties, Inc. (United States)	36,327,150
		Restaurants 5.2%
2,418,000	*	Yum! Brands, Inc. (United States)	71,476,080
		Retail 0.1%
238,000		Tokyo Style Co., Ltd. (Japan)	1,940,471

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2003 (Unaudited)

Shares		Value

	Technology 4.9%
406,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands) (c)	$7,738,605
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	58,535,249

		66,273,854

	Telecommunications 7.8%
23,550,000	Cable & Wireless plc (United Kingdom)(c)	43,913,366
15,965	Nippon Telegraph and Telephone Corporation (Japan)(c)	62,623,485

		106,536,851

	Total Common Stocks (Cost $1,141,974,400)	1,211,887,121

Principal
Amount

Short-Term Obligations 10.8%
46,169,000	Repurchase Agreement with State Street Bank, 0.40% due 7-1-03, Repurchase price $46,169,513 (Collateralized by U.S. government agency securities)	46,169,000
100,000,000	U.S. Treasury Bills, 0.89% – 0.93% due 7-3-03 to 7-10-03	99,986,444

		146,155,444

Total Investments (Cost $1,288,129,844)(a)	100.1%	1,358,042,565
Other Assets and Liabilities, Net	(0.1)	(1,474,832)

Net Assets	100.0%	$1,356,567,733

Net asset value per share		$11.49

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $148,510,764 and $(78,598,043), respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral on forward currency contracts. See Note 10.
(d)	Illiquid security. See Note 8.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2003 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

50,000,000	British Pound 9-22-03	$82,030,937	$(2,843,687)
153,000,000	Canadian Dollar 9-22-03	112,045,228	(8,561,968)
78,800,000	Euro 12-19-03	90,064,554	(372,818)
30,805,000,000	Japanese Yen 9-22-03	257,262,878	1,437,255
16,200,000,000	Japanese Yen 12-19-03	135,670,362	2,850,373

		$677,073,959	$(7,490,845)

COUNTRY WEIGHTING

OF STOCKS

Japan	32.0%
Canada	21.1
France	15.2
United States	8.9
United Kingdom	7.6
Netherlands	5.5
Australia	4.9
Singapore	4.8

100.0%

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund recorded the best quarter in its history, gaining 26.5%. The Russell 2000 had an impressive rally of 23.4%. For the six months ended June 30, 2003, the Fund returned 20.2% versus the Russell 2000’s 17.9%. The Fund’s results in the last three months are approximately double our absolute return goal for the entire year. We do not expect to continue to deliver quarterly numbers of this magnitude.

While almost all of the Fund’s holdings were up during the quarter, Level 3 Communications, our largest investment, continued to have the most impact on performance. In June we converted our 9% bonds into equity, receiving additional shares to compensate for the interest payments we were giving up. The company strengthened its financial position when we agreed to convert and take the net present value of those future interest payments. This stronger balance sheet prompted a rise in the senior notes we hold, and further improved the quality of the equity which we now own. Because our investments in both the bonds and the convertible notes of Level 3 have been extremely successful, the company remains the Fund’s largest holding.

Fairfax Financial’s stock rose almost 200% in the quarter as the company successfully addressed liquidity concerns. Fairfax renegotiated its bank lines of credit after floating a bond issue for its CFI subsidiary. The company combined its Canadian subsidiaries into a newly formed company, Northbridge, and sold approximately 25% in an IPO. The proceeds were used to strengthen the holding company. Fairfax also placed an adverse development reinsurance cover on a portion of its reserves related to its former TIG division. In addition to improving the company’s financial structure, Prem Watsa booked tremendous gains from his bond investments as long-term interest rates declined to new lows. In spite of its dramatic increase, the stock remains well below our appraisal of Fairfax’s intrinsic value and well below book value.

The Fund’s investment in Hollinger International has received much media attention recently. We are working with management to improve the voting structure. There has been a great deal of speculation regarding this effort, and we continue to work in good faith with Conrad Black to strike an agreement. Whatever the outcome of our effort, Hollinger has valuable operating businesses, and the board has responded to shareholder requests for increased accountability. In the last three months the stock rose 37%, but it remains far below the fair value of the company’s newspapers.

We did not add any new holdings to the Fund in the quarter. The price-to-value ratio has risen to 70%, slightly higher than the historic norm. We are not finding many new investments that qualify, but we are encouraged by the value growth at the companies that we own, and by the improved balance sheets at some of our larger holdings.

Small-Cap Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2003

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	20.22%	6.55%	17.88%
One Year	9.03	12.11	(1.64)
Five Years	7.26	12.42	0.97
Ten Years	13.74	12.44	8.24

In prior reports, the Small-Cap Fund has also shown the Value Line Geometric Index (“VLG”). Going forward, the Small-Cap Fund will show inflation plus 10% and its required broad-based securities index, the Russell 2000, in order to encourage focus on absolute rather than relative returns. The VLG’s performance for the year-to-date, one, five and ten year periods ended 6/30/03 is 13.31%, (7.79)%, (8.90)% and 0.72%, respectively.

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 44.9% of Net Assets)

Level 3 Communications, Inc.

Common Stock (LVLT)	12.0%

Corporate Bonds	9.4%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

Fairfax Financial Holdings Limited (FFH)	6.9%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

Shaw Communications Inc. (SJR)	6.5%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

The Neiman Marcus Group, Inc. (NMG)	5.1%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

NCR Corporation (NCR)	5.0%
A leading provider of data warehousing hardware and software called Teradata Systems.

PORTFOLIO CHANGES

January 1, 2003 through June 30, 2003

New Holdings	Eliminations

Level 3 Communications, Inc. (from Note conversion)	Catellus Development Corporation Fleming Companies, Inc. Level 3 Communications, Inc. Notes (converted to stock) Rogers Communications, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at June 30, 2003 (Unaudited)

Shares			Value

Common Stock 87.1%
		Beverages 3.4%
5,353,800		PepsiAmericas, Inc.	$67,243,728
		Broadcasting and Cable 6.5%
9,466,700		Shaw Communications Inc. – Class B (Foreign)(c)	127,327,115
		Commercial Lighting 3.8%
2,139,600	*	Genlyte Group Incorporated(b)	74,821,812
		Construction Materials 3.5%
2,881,000		Texas Industries, Inc(b)	68,567,800
		Data Processing 5.0%
3,811,700	*	NCR Corporation	97,655,754
		Financial Services 6.7%
391,294	*	Alleghany Corporation(b)	74,737,154
2,089,600		The MONY Group Inc.	56,314,720

			131,051,874

		Food Manufacturing 2.6%
2,018,400	*	Ralcorp Holdings, Inc.(b)	50,379,264
		Grocery – Retail 2.7%
3,394,100		Ruddick Corporation(b)	53,355,252
		Lodging 4.0%
6,133,653		Hilton Hotels Corporation	78,449,422
		Manufacturing 2.4%
8,840,000	*	Jacuzzi Brands, Inc. (Formerly U.S. Industries, Inc.)(b)	46,763,600
		Multi-Industry 3.7%
3,000,000		Brascan Corporation (Foreign)	73,410,362
		Natural Resources 5.4%
1,495,000		Deltic Timber Corporation(b)	42,532,750
7,610,000		TimberWest Forest Corp. (Foreign)(b)(c)	63,285,988

			105,818,738

		Property & Casualty Insurance 6.9%
896,000		Fairfax Financial Holdings Limited (Foreign)	135,178,098
		Publishing 3.8%
7,042,000		Hollinger International Inc. (Foreign)	75,842,340
		Real Estate 4.8%
2,271,675		Forest City Enterprises, Inc. – Class A	94,160,929

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2003 (Unaudited)

Shares			Value

		Restaurants 4.8%
2,978,100		IHOP Corp.(b)	$94,018,617
		Retail 5.1%
555,200	*	The Neiman Marcus Group, Inc. – Class A(b)	20,320,320
2,333,700	*	The Neiman Marcus Group, Inc. – Class B(b)	80,512,650

			100,832,970

		Telecommunications 12.0%
35,486,543	*	Level 3 Communications, Inc.(b)	235,630,645

		Total Common Stocks (Cost $1,448,310,376)	1,710,508,320

Principal
Amount

Corporate Bonds 9.4%
	Telecommunications 9.4%
176,000,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	158,400,000
34,080,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	25,560,000

	Total Corporate Bonds (Cost $95,663,249)	183,960,000

Short-Term Obligation 3.4%
67,000,000	Repurchase Agreement with State Street Bank, 0.40% due 7-1-03, Repurchase Price $67,000,744 (Collateralized by U.S. government agency securities)	67,000,000

Total Investments (Cost $1,610,973,625)(a)	99.9%	1,961,468,320
Other Assets and Liabilities, Net	0.1	1,681,975

Net Assets	100.0%	$1,963,150,295

Net asset value per share		$24.44

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $451,907,090 and $(101,412,395) respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” represent 24% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

130,000,000	Canadian Dollar 9-22-03	$95,201,828	$(7,449,698)

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2003 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $1,051,007,915, $182,998,228 and $746,315,876, respectively) (Note 2 and 7)	$1,306,585,170	$175,851,039	$904,925,852
Other securities, at market value (cost $4,145,227,057, $1,105,131,616 and $864,657,749, respectively) (Note 2)	4,694,992,282	1,182,191,526	1,056,542,468

Total Investments	6,001,577,452	1,358,042,565	1,961,468,320
Cash	2	660	688
Receivable for:
Fund shares sold	11,801,438	7,019,228	717,419
Dividends and interest	7,273,609	3,580,469	5,344,843
Forward currency contracts (Note 2)	1,911,189	–	–
Securities sold	–	–	7,198,806
Foreign tax reclaims	–	327,379	–
Prepaid assets	241,590	51,462	73,203

Total Assets	6,022,805,280	1,369,021,763	1,974,803,279

Liabilities:
Payable for:
Fund shares redeemed	4,122,783	3,078,544	2,685,062
Forward currency contracts (Note 2)	–	7,490,845	7,449,698
Investment counsel fee (Note 3)	3,802,993	1,633,666	1,274,229
Administration fee (Note 4)	496,107	108,911	158,938
Other accrued expenses	339,435	142,064	85,057

Total Liabilities	8,761,318	12,454,030	11,652,984

	$6,014,043,962	$1,356,567,733	$1,963,150,295

Net Assets:
Net assets consist of:
Paid-in capital	$5,171,251,872	$1,397,728,339	$1,655,192,861
Undistributed net investment income (loss)	114,074,971	(294,163)	53,395,006
Accumulated net realized loss on investments and foreign currency	(78,536,550)	(103,327,251)	(88,475,766)
Unrealized gain on investments and foreign currency	807,253,669	62,460,808	343,038,194

Net Assets	$6,014,043,962	$1,356,567,733	$1,963,150,295

Net asset value per share	$25.68	$11.49	$24.44

Fund shares issued and outstanding	234,195,728	118,029,019	80,331,172

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the six months ended June 30, 2003 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $778,937, $840,829 and $305,532, respectively)	$19,349,403	$8,534,636	$3,120,792
Dividends from affiliates (net of foreign tax withheld of $356,474, $45,765, and $0, respectively) (Note 7)	10,740,725	411,258	5,355,526
Interest	107,790,849	227,053	52,795,447

Total income	137,880,977	9,172,947	61,271,765

Expenses:
Investment counsel fee (Note 3)	19,915,388	8,393,714	6,751,772
Administration fee (Note 4)	2,589,266	559,581	834,118
Transfer agent fees and expenses	597,079	149,291	182,031
Prospectus and shareholder reports	226,992	76,937	55,788
Custodian fees and expenses	177,427	131,759	13,437
Trustees’ fees and expenses	62,483	47,607	47,607
Registration fees	68,558	43,492	21,758
Professional fees	34,414	32,544	24,688
Other	81,221	32,802	39,328

Total expenses	23,752,828	9,467,727	7,970,527

Net investment income (loss)	114,128,149	(294,780)	53,301,238

Realized and unrealized gain(loss):
Net realized loss:
Non-affiliated securities	16,984,196	(39,150,453)	25,001,327
Affiliated securities (Note 7)	–	–	(73,057,405)
Forward currency contracts	(43,335,932)	(41,304,532)	(15,171,004)
Short sales	–	(15,773,297)	–
Foreign currency transactions	(53,178)	617	93,768

Net loss	(26,404,914)	(96,227,665)	(63,133,314)

Change in unrealized appreciation (depreciation):
Securities	660,345,150	254,295,147	341,904,616
Other assets, liabilities and forwards	24,235,930	19,380,253	(7,430,379)

Change in net unrealized appreciation	684,581,080	273,675,400	334,474,237

Net realized and unrealized gain	658,176,166	177,447,735	271,340,923

Net increase in net assets resulting from operations	$772,304,315	$177,152,955	$324,642,161

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Six months ended	Year Ended
	June 30, 2003	December 31,
	(Unaudited)	2002

Operations:
Net investment income (loss)	$114,128,149	$8,034,354
Net realized gain (loss) from investments and foreign currency transactions	(26,404,914)	(37,422,888)
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	684,581,080	(397,405,192)

Net increase (decrease) in net assets resulting from operations	772,304,315	(426,793,726)

Distributions to shareholders:
From net investment income	–	(8,259,849)
From net realized gain on investments	–	(28,185,518)
From return of capital	–	(10,114,237)

Net decrease in net assets resulting from distributions	–	(46,559,604)

Capital share transactions (Note 6):
Net proceeds from sale of shares	702,274,172	1,453,401,002
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	43,132,436
Cost of shares redeemed	(248,196,182)	(744,560,108)

Net increase (decrease) in net assets from fund share transactions	454,077,990	751,973,330

Total increase in net assets	1,226,382,305	278,620,000
Net assets:
Beginning of period	4,787,661,657	4,509,041,657

End of period	$6,014,043,962	$4,787,661,657

Undistributed net investment income (loss) included in net assets at end of period	$114,074,971	$ –

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Six months ended	Year ended	Six months ended	Year ended
June 30, 2003	December 31,	June 30, 2003	December 31,
(Unaudited)	2002	(Unaudited)	2002

$(294,780)	$(6,802,029)	$53,301,238	$41,998,328
(96,227,665)	14,201,432	(63,133,314)	(25,012,267)
273,675,400	(200,798,553)	334,474,237	(89,191,434)

177,152,955	(193,399,150)	324,642,161	(72,205,373)

–	(83,988)	–	(42,311,595)
–	(31,425,152)	–	(1,477,386)
–	–	–	–

–	(31,509,140)	–	(43,788,981)

283,767,389	752,201,333	110,408,950	437,050,487
–	29,677,681	–	38,955,103
(191,066,957)	(304,266,316)	(149,094,911)	(316,932,146)

92,700,432	477,612,698	(38,685,961)	159,073,444

269,853,387	252,704,408	285,956,200	43,079,090
1,086,714,346	834,009,938	1,677,194,095	1,634,115,005

$1,356,567,733	$1,086,714,346	$1,963,150,295	$1,677,194,095

$(294,163)	$ –	$53,395,006	$ –

See Notes to Financial Statements.

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine NAVs once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments

For financial reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to reduce market risks. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions and are not subject to Southeastern’s contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the year (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$532,657,993	$229,918,912
International Fund	86,850,979	176,638,534
Small-Cap Fund	79,139,001	131,160,520

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2003
	(Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	29,566,232	28,224,847	5,221,660
Shares redeemed	(10,680,687)	(19,219,242)	(7,397,147)

	18,885,545	9,005,605	(2,175,487)

	Year Ended December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	60,816,773	65,977,437	19,792,275
Reinvestment of shareholder distributions	1,965,535	3,133,865	1,900,418
Shares redeemed	(31,446,605)	(27,651,586)	(14,546,558)

	31,335,703	41,459,716	7,146,135

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At December 31, 2002, each Fund held at least five percent of the outstanding voting stock of the following companies:

%
Voting
Stock

Partners Fund
Level 3 Communications, Inc.	12.7
The NipponKoa Insurance Company, Ltd.	7.3
Pioneer Natural Resources Company	8.7
Rayonier Inc.	10.4
Trizec Properties, Inc.	8.9
International Fund
BIL International Limited	9.3
Ezaki Glico Co., Ltd.	6.8
Gendis Inc. (Note 8)	20.5
Nippon Broadcasting System, Inc.	6.6

%
Voting
Stock

Small-Cap Fund
Alleghany Corporation	5.3
Deltic Timber Corporation	12.6
Genlyte Group Incorporated	15.9
IHOP Corp.	13.9
Jacuzzi Brands, Inc.	11.8
Level 3 Communications, Inc.	5.6
The Neiman Marcus Group, Inc. (combined Class A and B)	6.1
Ralcorp Holdings, Inc.	7.0
Ruddick Corporation	7.3
Texas Industries, Inc.	13.7
TimberWest Forest Corp.	10.0

Note 8. Illiquid Security

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.5% of the total outstanding shares of the company. Due to the limited trading volume and the Fund’s large ownership stake, a portion of this position may be illiquid. Gendis represents 0.4% of the International Fund’s net assets at June 30, 2003.

Note 9. Related Ownership

At June 30, 2003, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,673,602	8.2
Small-Cap Fund	5,000,597	6.2

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts at June 30, 2003:

Partners Fund	$603,121,601
International Fund	720,257,101
Small-Cap Fund	157,496,968

Note 11. Pending Class Action Claim

As a purchaser of Waste Management between June 11, 1998 and November 9, 1999 (the “Class Period”) the Longleaf Partners Fund is entitled to a portion of a class action settlement providing for payment (after fees and costs) of approximately $400 million to Waste Management shareholders who purchased during the Class Period. Using estimates of potential recovery provided in the claims materials, the Partners Fund could recover between $20 and $40 million, which translates into approximately $0.10 to $0.20 per share. Depending on the number of shareholders submitting claims, the actual recovery could be lower or higher. The Partners Fund will not be able to determine the exact amount of its recovery until over 60,000 claim forms have been processed and the Claims Administrator releases information on the final settlement amounts, anticipated in the third quarter of 2003.

(Intentionally Left Blank)

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset		Securities	Total	Dividends	butions
	Value	Net	Realized	From	from Net	from
	Beginning	Investment	and	Investment	Investment	Capital
	of Period	Income	Unrealized	Operations	Income	Gains

Partners Fund
Six months ended
June 30, 2003 (Unaudited)	$22.24	$.49	$2.95	$3.44	$–	$–
Year ended December 31,
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
2000	20.49	.15	3.94	4.09	(.15)	(1.72)
1999	24.39	.28	.34	.62	(.29)	(4.23)
1998	25.98	.25	3.22	3.47	(.25)	(4.81)
International Fund
Six months ended
June 30, 2003 (Unaudited)	9.97	–	1.52	1.52	–	–
Year ended December 31,
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
2000	12.02	.35	2.70	3.05	(.38)	(2.63)
1999	9.97	.06	2.38	2.44	(.06)	(.33)
October 26, 1998 (Initial Public Offering) through December 31, 1998	9.15 (c)	.01	.82	.83	(.01)	–
Small-Cap Fund
Six months ended
June 30, 2003 (Unaudited)	20.33	.66	3.45	4.11	–	–
Year ended December 31,
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)
2000	20.20	.05	2.53	2.58	(.05)	(.11)
1999	21.95	.08	.79	.87	(.08)	(2.54)
1998	22.18	.17	2.54	2.71	(.17)	(2.77)

(a)	Annualized

(b)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c)	Capitalized on August 12, 1998 at $10.00.
(d)	Aggregate, not annualized.
(e)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2002, 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69%, 1.73% and 1.74%, respectively (Note 2 and 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

					Ratio of
		Net			Expenses		Ratio of
		Asset		Net Assets	to		Net (Loss)
Return	Total	Value		End of	Average		Income to	Portfolio
of	Distri-	End of	Total	Period	Net		Average	Turnover
Capital	butions	Period	Return(b)	(thousands)	Assets		Net Assets	Rate

$–	$–	$25.68	15.47%	$6,014,044	.92	(a)%	4.41%	4.72%
(.05)	(.23)	22.24	(8.34)	4,787,662	.91		.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93		.75	20.48
–	(4.52)	20.49	2.18	3,622,109	.92		1.16	50.39
–	(5.06)	24.39	14.28	3,685,300	.93		1.12	43.78
–	–	11.49	15.25	1,356,568	1.69	(a)	(.05)	7.89
–	(.32)	9.97	(16.51)	1,086,714	1.80	(e)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82	(e)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79	(e)	3.36	69.40
–	(.39)	12.02	24.37	293,613	1.75	(e)	.60	50.32
–	(.01)	9.97	9.02 (d)	75,572	1.75	(a)(e)	.10 (a)	24.05
–	–	24.44	20.22	1,963,150	.96	(a)	6.39	4.80
–	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98		.24	21.94
–	(2.62)	20.20	4.05	1,429,673	.97		.38	47.48
–	(2.94)	21.95	12.71	1,355,364	1.01		.87	52.51

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

Not applicable.

Item 3.     Audit Committee Financial Expert.

Not applicable.

Item 4.     Principal Accountant Fees and Services.

Not applicable.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     [Reserved]

Item 9.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.     Exhibits.

Exhibit 99. CERT Certification Required by Item 10(b) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman of the Board Longleaf Partners Funds Trust

Date	July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	July 30, 2003

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	July 30, 2003

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.